SECURITIES PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this "Agreement") is made by and between Thomas Mills ("Seller") and Ophion Management Ltd. ("Buyer").

THE  PARTIES  HEREBY  AGREE  AS  FOLLOWS:

1.     Purchase  and  Sale  of  Securities.

     (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties and covenants contained herein, Buyer hereby agrees to purchase from Seller and Seller agrees to sell to Buyer 10,800,000 shares of common stock, US$0.0001 par value per share (the "Shares"), of Castmor Resources Ltd., a Nevada corporation (the "Company") for an aggregate purchase price of US$1080 and other good and valuable consideration, the sufficiency of which is hereby agreed, (the "Purchase Price").

     (b) The Seller hereby acknowledges that he has received payment in full of the Purchase Price.

2. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that:

     (a) Seller is the record and beneficial owner of the Securities and has sole management power over the disposition of the Securities. The Securities are free and clear of any liens, claims, encumbrances, and charges.

     (b) The Securities have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by Seller except pursuant to this Agreement.

     (c) Seller has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out his obligations hereunder.

     (d) The Securities are being sold to Buyer in reliance on Sections 4(1) and 4(2) of the Securities Act of 1933, as amended.

3. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that:

     (a) Buyer has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.

     (b) The Securities are being acquired by Buyer solely for investment for Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof; and Buyer will not sell or transfer such Securities unless covered by a registration statement or an exemption therefrom.

     (c) Buyer represents and warrants that Buyer is an investor experienced in the evaluation of businesses similar to the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment, and has had access to all information respecting the Company that Buyer has requested.

4.     Miscellaneous.

     (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties.

     (b) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (c) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (d) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or sent by overnight delivery by an internationally recognized overnight courier upon proof of sending thereof and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by written notice to the other parties.

     (e) Expenses. Each of the parties shall bear its own costs and expenses incurred with respect to the negotiation, execution, delivery, and performance of this Agreement.

     (f) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller and Buyer.

     (g) Assignment. Buyer may sell, assign or transfer any of its rights under this Agreement as it sees fit and without notice.

     (h) Entire Agreement. This Agreement represents and constitutes the entire agreement and understanding between the parties with regard to the subject matter contained herein. All prior agreements, understandings and representations are hereby merged into this Agreement.

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of July 5, 2011.

                                        OPHION  MANAGEMENT  LTD.


                                        PER:  /s/ Thomas Mills
                                              THOMAS  MILLS
                                              AUTHORIZED  SIGNATORY



                                        /s/ Thomas Mills
                                        THOMAS  MILLS